UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2016
_________________
OpGen, Inc.
(Exact name of registrant as specified in its charter)
_________________
Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On October 24, 2016, OpGen, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2016.  The full text of such press release is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated October 24, 2016, issued by OpGen, Inc.

The information included herein and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: October 24, 2016

EXHIBIT INDEX
Exhibit No.	Document

99.1	Press Release, dated October 24, 2016, issued by OpGen, Inc.